SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2004

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-31031	75-2743995
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670

(Registrant’s telephone number, including area code)

Item 7.	Exhibits

(c) Exhibits

99.1	Press Release dated May 6, 2004

Item 12.	Results of Operations and Financial Condition

On May 6, 2004, the Company issued a press release regarding its results of operations for the first quarter of 2004. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2004

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam

Peter Aronstam Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release dated May 6, 2004